EATON VANCE LARGE-CAP CORE RESEARCH FUND Supplement to Prospectus dated March 1, 2009

1. Effective November 1, 2009, the Fund will invest its assets in Large-Cap Core Research Portfolio (the "Portfolio"), an open-end investment company with the same investment objective and policies as the Fund and the prospectus will be revised as described herein. Descriptions of the investment objective and policies of the Fund under "Fund Summaries" and "Investment Objectives & Principal Policies and Risks" also describe the objective, policies and risks of the Portfolio.

2. The following replaces "Large-Cap Core Research Fund." under "Investment Objectives & Principal Policies and Risks": Large-Cap Core Research Fund. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund seeks to meet its objective by investing in Large-Cap Core Research Portfolio, a separately registered open-end investment company that has the same investment objective and policies as the Fund. The Fund’s investment objective may not be changed by the Trustees without shareholder approval. Under normal market conditions, the Portfolio invests at least 80% of its net assets in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the S&P 500 Index. The Portfolio generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Particular stocks owned by the Portfolio will not mirror the S&P 500.

Large-Cap Core Research Portfolio may also engage in derivative transactions such as the purchase of put options, futures contracts and options thereon and options on securities, currencies and securities indices, and the sale of call options and stock index futures to enhance returns, to protect against price declines or as a substitute for the purchase or sale of securities.

The portfolio securities of Large-Cap Core Research Portfolio are selected by a team of investment research analysts in the investment adviser’s equity research group. Each analyst maintains responsibility for Portfolio investments in his or her area of research coverage. Allocations among market sectors are determined by the analysts under the direction of the portfolio manager, using the market sector weightings of the S&P 500 as a benchmark. In selecting and managing the Portfolio’s securities portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis. Fundamental research involves consideration of the various company-specific and general business, economic and market factors that influence the future performance of individual companies and equity investments therein. Many of these considerations are subjective.

3. The following replaces "Large-Cap Core Research Fund." in "Management and Organization": Large-Cap Core Research Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2008, the effective annual rate of investment advisory fee paid to Eaton Vance (former investment adviser), based on average daily net assets of the Fund, was 0.65%.

Charles Gaffney serves as the portfolio manager of Large-Cap Core Research Portfolio and is responsible for the day-to-day management of the Large-Cap Core Research Portfolio. He has supervised the equity research analysts responsible for selection of portfolio securities since 2007. Mr. Gaffney and the equity research analysts meet periodically to discuss investment policy and procedures and to provide investment research for the Portfolio. Mr. Gaffney is Director of Equity Research, manages other Eaton Vance portfolios, has been an analyst of Eaton Vance for more than five years, and is a Vice President of Eaton Vance and BMR. As portfolio manager, Mr. Gaffney coordinates the allocation of Portfolio assets among the market sectors, using the weightings of the S&P 500 as a benchmark. The various equity research analysts are responsible for choosing the particular securities within their sectors or industries.

November 2, 2009	4169-11/09 DEISEPS2